                                                                    EXHIBIT 10.3

                              XCYTE THERAPIES, INC.

           ADDENDUM TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT AND
               OMNIBUS AMENDMENT TO SERIES D FINANCING AGREEMENTS

        This Addendum to Series D Preferred Stock Purchase Agreement and Omnibus Amendment to Series D Financing Agreements (the "Addendum") is made as of the 8th day of August, 2000 by and among Xcyte Therapies, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A attached hereto (each an "Additional Purchaser" and together the "Additional Purchasers"), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock listed on Exhibit B hereto (each a "Series A Investor," "Series B Investor" and "Series C Investor" and together the "Series A Investors," "Series B Investors" and "Series C Investors"), the existing holders of Series D Preferred Stock listed on Exhibit C hereto (each an "Initial Series D Investor," together the "Initial Series D Investors" and together with the Series A Investors, Series B Investors and Series C Investors, the "Investors") and Ronald J. Berenson, Jeffrey Bluestone, Carl June, Jeffrey Ledbetter and Craig Thompson, each of whom is herein referred to as a "Founder." All capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement (defined herein).

                                    RECITALS

        WHEREAS, on May 25, 2000, the Company entered into a Series D Preferred Stock Purchase Agreement attached hereto as Exhibit F (the "Purchase Agreement") with the Initial Series D Investors. The Purchase Agreement provides in Section
1.4 thereof that additional investors may, under conditions set forth therein, become parties to the Purchase Agreement at any time on or before August 8, 2000;

        WHEREAS, the parties hereto desire, through this Addendum, to amend the Purchase Agreement, the Amended and Restated Investor Rights Agreement dated as of May 25, 2000 by and among the Company, the Founders and the Investors attached hereto as Exhibit G (the "Investor Rights Agreement") and the Amended and Restated Right of First Refusal and Co-Sale Agreement attached hereto as Exhibit H (the "Co-Sale Agreement" and together with the Purchase Agreement and the Investor Rights Agreement, the "Agreements");

        WHEREAS, pursuant to the terms of Section 8.1 of the Investor Rights Agreement, the Investors' Rights Agreement may be amended only with the written consent of the Company and the holders of a two-thirds of the Registrable Securities (as defined therein) then outstanding, (as defined therein);

        WHEREAS, pursuant to the terms of Section 7.4 of the Co-Sale Agreement, the Co-Sale Agreement may be amended only with the written consent of the Company, each Stockholder (as defined therein) and the holders of a majority of the Investor Stock (as defined therein) then outstanding, (as defined therein);

        WHEREAS, pursuant to the terms of Section 6.8 of the Purchase Agreement, the Purchase Agreement may be amended only with the written consent of the Company and Initial

Series D Investors holding at least a majority of the Stock (or the Common Stock issuable upon conversion thereof);

        WHEREAS, the Company, the Additional Purchasers, the undersigned Investors and the undersigned Founders, constituting the holders of sufficient shares of capital stock of the Company to amend each of the Agreements, desire to amend certain terms and conditions of the Agreements;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:



                                    AGREEMENT

        In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. AUTHORIZATION AND SALE OF PREFERRED STOCK AND WARRANTS.

                1.1 AUTHORIZATION OF PREFERRED STOCK. The Company has authorized the issuance pursuant to this Addendum of up to 9,390,400 shares of its Series D Preferred Stock (the "Additional Shares") and the issuance of Warrants to purchase 1,051,712 shares of Common Stock (the "Warrants") to the Initial Series D Investors and the Additional Purchasers. The rights, preferences, privileges and restrictions of the Series D Preferred Stock are as set forth in the Company's Amended and Restated Certificate of Incorporation attached as Exhibit J to the Purchase Agreement (the "Restated Certificate").

                1.2 SALE OF PREFERRED STOCK AND WARRANTS. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2.1 hereof) the Company will issue and sell to each Additional Purchaser, and each Additional Purchaser severally agrees to purchase from the Company, that number of Additional Shares at a cash purchase price of $2.78 per share of Series D Preferred Stock and Warrants at a cash purchase price of $0.001 per share of Common Stock specified opposite such Additional Purchaser's name on Exhibit A hereto. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, as amended by this Addendum
(ii) be considered a "Purchaser" for all purposes under the Purchase Agreement,
(iii) have all the rights and obligations of a Purchaser thereunder, (iv) become parties to the Investors' Rights Agreement, as amended, and Voting Agreement, as amended, (v) be considered a "Series D Investor" for all purposes under the Investor Rights Agreement, as amended, and (vi) have all the rights and obligations of an Investor thereunder. In addition, at the Closing, the Company will issue and sell to each Initial Series D Investor the Warrants specified opposite such Initial Series D Investor's name on Exhibit A hereto at a cash purchase price of $0.001 per share. The Additional Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") acquired by the Additional Purchasers and the Initial Series D Investors hereunder shall be considered "Shares" for all purposes under the Purchase Agreement, as amended.

        2. CLOSING; DELIVERY.

                2.1 CLOSING. The closing of the purchase and sale of the Additional Shares and Warrants hereunder (the "Closing") shall be held at the offices of Venture Law Group, Kirkland, Washington, at 10:00 a.m., on August 8, 2000, or at such other time and place as the Company and the Additional Purchasers may agree.

                2.2 DELIVERY. At the Closing, the Company will deliver to each Additional Purchaser a certificate representing the number of Additional Shares and Warrants set forth opposite such Additional Purchaser's name on Exhibit A, against payment of the purchase price therefor by each Additional Purchaser by check or wire transfer to the Company. In addition, the Company will deliver to each Initial Series D Investor the Warrants specified opposite such Initial Series D Investor's name on Exhibit A, against payment of the purchase price therefor by each Initial Series D Investor by check or wire transfer to the Company.

        3. DISCLOSURE; CAPITALIZATION.

                3.1 DISCLOSURE. Each Additional Purchaser hereby acknowledges receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to each Additional Purchaser that:

                        (i) The representations and warranties of the Company set forth in Section 2 of the Purchase Agreement were true and accurate when made;

                        (ii) Those representations and warranties, which are incorporated herein by this reference and made a part hereof, remain true and accurate in all material respects as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement and (B) as set forth in the Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit D.

                        (iii) The conditions to closing set forth in Section 4 of the Purchase Agreement and in Section 5 hereof have been satisfied, provided that the conditions set forth in Section 4.1 of the Purchase Agreement shall include references to changes in the Company's representations and warranties and the Company's status, respectively, as set forth herein and in the Exhibits attached hereto, and resulting from the consummation of the transactions contemplated by the Purchase Agreement.

                3.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital of the Company shall consist of:

                        (i) Immediately prior to the Closing, the authorized capital of the Company shall consist of: (a) 40,000,000 shares of Common Stock, and (b) 28,109,976 shares of Preferred Stock (the "Preferred Stock"), of which 7,300,080 have been designated Series A Preferred Stock, 4,097,580 have been designated Series B Preferred Stock, 7,212,316 have been designated Series C Preferred Stock and 9,500,000 have been designated Series D Preferred Stock. Immediately prior to the Closing, 5,965,234 shares of Common Stock, 6,860,512 shares of Series A Preferred Stock, warrants to purchase 439,568 shares of Series A Preferred Stock, 3,903,080 shares of Series B Preferred Stock, and warrants to purchase 194,500 shares of Series B Preferred Stock, 7,185,630 shares of Series C Preferred Stock, warrants to purchase 26,686 shares of Series C Preferred Stock and 4,642,197 shares of Series D Preferred Stock will be outstanding.

                        (ii) Except as set forth in this Agreement and the exhibits thereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock except that the Company has reserved (a) the Shares for issuance at Closing, (b) the Common Stock issuable upon conversion of the Preferred Stock, (c) 2,500,000 shares of Common Stock reserved for issuance pursuant to a stock option plan adopted by the Company of which options to purchase 988,453 shares have been granted and remain outstanding, with 1,423,122 shares remaining for grant (d) 898,150 shares of Common Stock reserved for issuance to scientific founders upon the achievement of certain milestones, and (e) 157,890 shares of Common Stock reserved for issuance to Carl June or his assignees upon the Company's acquisition of certain future technology.

                        (iii) Based in part upon the representations of each Purchaser in this Addendum and subject to the provisions of Section 2.5 of the Purchase Agreement, the Stock (and the Common Stock issuable upon conversion thereof) has been issued or will be issued in compliance with all applicable federal and state securities laws.

        4. REPRESENTATIONS AND WARRANTIES OF ADDITIONAL PURCHASERS AND INITIAL SERIES D INVESTORS. Each Additional Purchaser and Initial Series D Investor, severally and not jointly, acknowledges that such Additional Purchaser has reviewed the representations and warranties set forth in Section 3 of the Purchase Agreement and agrees with the Company that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Purchaser's purchase of the Additional Shares and Warrants, or Initial Series D Investor's purchase of Warrants, as the case may be, hereunder.

        5. CONDITIONS TO ADDITIONAL PURCHASERS' OBLIGATIONS AT CLOSING. The obligation of each Additional Purchaser to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Purchaser's satisfaction at or prior to the Closing of the following conditions:

                5.1 REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Addendum; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

                5.2 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Addendum.

                5.3 LEGAL OPINION. Upon request, each of the Additional Purchasers will be entitled to receive from Venture Law Group, legal counsel for the Company, a legal opinion addressed to the Additional Purchasers substantially in the form attached hereto as Exhibit I.

        6. CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under Sections 1.1 and 1.2 of this Addendum are subject to the fulfillment at or before the Closing of each of the following conditions:

                6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Additional Purchaser and Initial Series D Investor contained in Section 4 hereof shall be true at the Closing.

                6.2 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for the Purchasers to become parties to the Investor Rights Agreement for the consummation of the transactions contemplated by this Addendum.

        7. AMENDMENTS TO AGREEMENTS.

                7.1 STOCK PURCHASE AGREEMENT. The Purchase Agreement is amended to provide for the sale by the Company of Series D Preferred Stock and Warrants, substantially in the form attached hereto as Exhibit E, to purchase that number of shares of Common Stock indicated on Exhibit A; and all references to "Shares" in the Purchase Agreement shall be amended to include the Warrant Shares, as appropriate.

                7.2 INVESTOR RIGHTS AGREEMENT.

                        (i) Section 1.1(g) of the Investor Rights Agreement is hereby amended to read in its entirety as follows:

                        "(a) The term "Registrable Securities" means (1) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock or any Common Stock issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issuable upon the exercise of outstanding warrants to purchase such shares of Preferred Stock, (2) up to 1,051,712 shares of Common Stock of the Company issued or issuable upon exercise of warrants issued to the holders of Series D Preferred Stock, (3) up to 6,158 shares of Common Stock of the Company issued or issuable upon conversion of the Series C Preferred Stock issued or issuable upon exercise of that certain warrant issued to Phoenix Leasing Incorporated, (4) up to

        6,157 shares of Common Stock of the Company issued or issuable upon conversion of the Series C Preferred Stock issued or issuable upon exercise of that certain warrant issued to Robert Kingsbook and (5) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; and"


                        (ii) Section 1.11(a)(ii) of the Investor Rights Agreement is hereby amended to read in its entirety as follows:

                        "(i) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this
        Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has already effected one registration on Form S-3 within the past six
        (6) months for the Holders pursuant to this Section 1.11; (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; (6) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, or an offering solely to employees); or (7) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective."

                        (iii) Section 3 of the Investor Rights Agreement is hereby amended to read in its entirety as follows:

                        "3. Voting Provisions. The undersigned hereby agree that in all elections of directors of the Company the Investors will vote their shares such that one nominee designated by Alta Venture Partners, one nominee designated by the Sprout Group, one nominee designated by ARCH Venture Fund III, L.P., one nominee designated by TGI Fund II and one nominee designated by MPM Capital will be elected to the Company's Board of Directors. This Section 3 shall automatically terminate upon the earlier to occur of: (i) a Qualified Public Offering or (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended."

                        (iv) Waiver of Preemptive Rights. To the extent that an Investor under the Investor Rights Agreement or Additional Purchaser is not purchasing its pro rata share of Series D Preferred Stock pursuant to the Purchase Agreement or Addendum, all rights under the Preemptive Rights set forth in Section 2 of the Investor Rights Agreement to purchase such securities and to receive notice is hereby waived. This waiver is effective upon the execution of this Addendum.

                7.3 CO-SALE AGREEMENT.

                        (i) Section 1.1 of the Co-Sale Agreement is hereby amended to read in its entirety as follows:

                        "1.1 "Common Stock Equivalents" means and includes all shares of the Company's Common Stock issued and outstanding at the relevant time plus (i) all shares of Common Stock issuable upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock issuable upon conversion or exchange of (A) any convertible securities, including, without limitation, Preferred Stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock, or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable."


                        (ii) Section 1.4 of the Co-Sale Agreement is hereby amended to read in its entirety as follows:

                        "1.4 "Investor Stock" means (i) as to the Investors, the Common Stock Equivalents currently owned or hereafter acquired by the Investors, or (ii) as to the Transferee, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, shares exercisable into Common Stock issued in connection with the Series D Preferred Stock or the Common Stock transferred to the Transferee by Investor and still held by Transferee (expressed in Common Stock Equivalents) plus all Common Stock Equivalents acquired by Transferee pursuant to Section 2.3 of this Agreement."

                        (iii) Section 1.6 of the Co-Sale Agreement is hereby amended to read in its entirety as follows:

                        "1.6 "Transferee" means (i) any transferee of at least twenty percent (20%) of the Investors' originally-purchased Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, the Common Stock issued upon conversion thereof or the Common Stock issued upon exercise of Warrants held by Investors or (ii) any transferee who is an affiliate of the Investor effecting the transfer, including, with respect to a party which is a partnership or limited liability company, its partners, members or an affiliated entity managed by the same manager or managing partner or management company, or managed or owned by an entity controlling, controlled by or under common control with, such manager or managing partner or management company."


                        (iv) Section 7.4 of the Co-Sale Agreement is hereby amended to read in its entirety as follows:

                        "7.4 Amendment. Any amendment, modification or waiver of this Agreement shall be effective only with the written consent of the Investors holding more than fifty percent (50%) of the then outstanding Investor Stock, a majority of the Stockholders and the Company; provided, however, that any person may waive, reduce or release (in whole or in part) any of its rights hereunder without the consent of any other parties hereto. Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding upon the Company, the Investors and the Stockholders, and each of their respective successors and assigns. Notwithstanding the foregoing, the Company may, without obtaining any further consent of the Investors and Stockholders, amend this Agreement to the extent necessary to grant rights and obligations on a pari passu basis with the rights and obligations of the Series D Preferred Stock Investors hereunder to investors in any subsequent round of financing prior to the Subsequent Closing Date (as such term is defined in the Series D Preferred Stock Purchase Agreement), and such investors shall become parties to this Agreement by executing a counterpart hereof."


        8. MISCELLANEOUS.

                8.1 INCORPORATION BY REFERENCE. The provisions set forth in
Section 6 of the Purchase Agreement (other than Section 6.6) are incorporated herein by this reference and made a part hereof. Except as otherwise set forth herein, the terms and conditions of the Purchase Agreement shall remain in full force and effect notwithstanding the execution of this Agreement and are incorporated in their entirety herein and made a part of this Addendum as if fully set forth herein.

                8.2 NOTICES. Any notice required or permitted by this Addendum and/or the Agreements shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or sent by overnight courier telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number (as set forth below or in the Purchase Agreement or on Exhibit A hereto or thereto, or as subsequently modified by written notice) and (a) if to the Company, with a copy to Sonya F. Erickson, Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, fax number (425) 739-8750 or (b) if to the Purchasers, with a copy to Laura Hodges-Taylor, Goodwin, Proctor & Hoar LLP, Exchange Place, Boston, MA 02109, fax number (617) 570-8150.

                8.3 COUNTERPARTS. This Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                8.4 FEES AND EXPENSES. The Company shall pay the reasonable fees and expenses of Goodwin, Proctor & Hoar LLP, the counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $20,000.





                            [Signature page follows]

        The parties hereto have executed this Addendum as of the date first set forth above.

                                XCYTE THERAPIES, INC.


                                By:
                                   ---------------------------------------------
                                   Ron J. Berenson, Chief Executive Officer

                                Address: 1124 Columbia Street, Suite 130
                                         Seattle, WA  98104
                                Fax:     (206) 262-6200














                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                MPM BIOVENTURES II, L.P.

                                By: MPM Asset Management II, L.P., its General
                                    Partner
                                By: MPM Asset Management II LLC,  its General
                                    Partner

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                MPM BIOVENTURES II-QP, L.P.

                                By: MPM Asset Management II, L.P., its General
                                    Partner
                                By: MPM Asset Management II LLC,  its General
                                    Partner

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                MPM BIOVENTURES GMBH & CO.
                                PARALLEL-BETEILIGUNGS KG

                                By: MPM Asset Management II, L.P., its General
                                    Partner
                                By: MPM Asset Management II LLC,  its General
                                    Partner

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                ----------------------------------
                                JOHN E. PARKEY

                                Address: Tredegar Investments
                                         6501 Columbia Center
                                         701 Fifth Avenue
                                         Seattle, WA  98104










                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                ----------------------------------
                                NEIL RUZIC

                                Address: c/o Little Stirrup Cay Research Limited
                                             345 East Lake Front Drive
                                             Beverly Shores, IN  46301










                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                ----------------------------------
                                ARCH VENTURE FUND III, L.P.

                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                                      (print)
                                Title:
                                      ------------------------------------------

                                  Address: 1000 Second Avenue, Suite 3700
                                           Seattle, WA  98104-1053
                                           Attn:  Bob Nelsen








                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                ----------------------------------
                                JIM ROBERTS

                                Address: 2540 Shoreland Drive South
                                         Seattle, WA  98144










                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

                                ADDITIONAL PURCHASERS:

                                ----------------------------------
                                MARK GROUDINE

                                Address: 1142 20th Avenue East
                                         Seattle, WA  98112










                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

FOUNDERS:

------------------------------------
RONALD J. BERENSON



------------------------------------
JEFFREY BLUESTONE



------------------------------------
CARL JUNE



------------------------------------
JEFFREY LEDBETTER



------------------------------------
CRAIG THOMPSON




                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
                ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT AND
                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

INITIAL SERIES D INVESTORS:

DLJ CAPITAL CORP.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 3000 Sand Hill Road, Bldg. 3, Suite 170
         Menlo Park, CA  94025

DLJ FIRST ESC, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 3000 Sand Hill Road, Bldg. 3, Suite 170
         Menlo Park, CA  94025

SPROUT CAPITAL VII, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 3000 Sand Hill Road, Bldg. 3, Suite 170
         Menlo Park, CA  94025

THE SPROUT CEO FUND, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 3000 Sand Hill Road, Bldg. 3, Suite 170
         Menlo Park, CA  94025

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

INITIAL SERIES D INVESTORS:

ARCH VENTURE FUND III, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 1000 Second Avenue, Suite 3700
         Seattle, WA  98104-1053
         Attn:  Bob Nelsen


SERIES A AND B INVESTOR:

ARCH VENTURE FUND II, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: 1000 Second Avenue, Suite 3700
         Seattle, WA  98104-1053
         Attn:  Bob Nelsen







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

INITIAL SERIES D INVESTORS:

ALTA CALIFORNIA PARTNERS, L.P.

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: One Embarcadero Center, Suite 4050
         San Francisco, CA  94111
         Attn:  Jean Deleage


ALTA EMBARCADERO PARTNERS, LLC

By:
   ---------------------------------------
Name:
     -------------------------------------
                     (print)
Title:
      ------------------------------------

Address: One Embarcadero Center, Suite 4050
         San Francisco, CA  94111
         Attn: Jean Deleage








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



INITIAL SERIES D INVESTORS:


------------------------------------
TGI FUND II, LC

Address: 6501 Columbia Center
         701 5th Avenue
         Seattle, WA 98104
         Attn:  Michael Beblo & Dave Maki














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

INITIAL SERIES D INVESTORS:


------------------------------------
FALCON TECHNOLOGY PARTNERS, L.P.

Address: 600 Dorset Road
         Devon, PA 19333
         Attn:  Jim Rathman















                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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



INITIAL SERIES D INVESTORS:


------------------------------------
VULCAN VENTURES, INC.

Address: 110 110th Avenue NE, Suite 550
         Bellevue, WA  98004
         Attn: Ruth B. Kunath















                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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

INITIAL SERIES D INVESTORS:


------------------------------------
FLUKE CAPITAL MANAGEMENT, L.P.

Address: 11400 SE 6th Street, Suite 230
         Bellevue, WA  98004
         Attn: Dennis Weston














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

INITIAL SERIES D INVESTORS:


------------------------------------
TOM ALBERG

Address: c/o Madrona Investment Group
         1000 2nd Avenue
         Seattle, WA 98104
















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

INITIAL SERIES D INVESTORS:


------------------------------------
MGN OPPORTUNITY GROUP LLC

Address: The Norton Building
         801 Second Avenue, Suite 1300
         Seattle, WA 98104
         Attn: Stephen Humphreys















                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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

INITIAL SERIES D INVESTORS:


------------------------------------
ARNOLD L. HOLM, JR.

Address: Holm Construction Services
         310 3rd Avenue NE, Suite 103
         Issaquah, WA  98027














                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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

INITIAL SERIES D INVESTORS:


------------------------------------
HENRY JAMES

Address: 22420 North Dogwood Lane
         Woodway, WA 98020














                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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

INITIAL SERIES D INVESTORS:


------------------------------------
OKI ENTERPRISES, LLC

Address: c/o Scott Oki
         10838 Main Street
         Bellevue, WA  98004
















                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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                OMNIBUS AMENDMENT TO SERIES D FINANCING DOCUMENTS

INITIAL SERIES D INVESTORS:


------------------------------------
VLG INVESTMENTS LLC

Address: c/o Elias J. Blawie
         2800 Sand Hill Road
         Menlo Park, CA  94025


------------------------------------
VLG ASSOCIATES 2000

Address: c/o Elias J. Blawie
         2800 Sand Hill Road
         Menlo Park, CA  94025












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



INITIAL SERIES D INVESTORS:


------------------------------------
SONYA F. ERICKSON

Address: 4750 Carillon Point
         Kirkland, WA  98033


SERIES C WARRANT HOLDER:

------------------------------------
PHOENIX GROWTH CAPITAL CORP.

Address: 2401 Kerner Boulevard
         San Rafael, CA  94901-5529
         Attn:  Bob Borges

SERIES C WARRANT HOLDER:

------------------------------------
ROBERT KINGSBOOK

Address: c/o Capital Finance Group
         6777 Moore Drive
         Oakland, CA  94611









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

SERIES A, B, OR C INVESTOR:

By:
   ------------------------------------

Its:
   ------------------------------------

   ------------------------------------
               Print Name
















                     SIGNATURE PAGE TO XCYTE THERAPIES, INC.
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

                                    EXHIBIT A

                        SCHEDULE OF ADDITIONAL PURCHASERS

                                                                                NUMBER OF
                                                AMOUNT          NUMBER OF        WARRANT     PURCHASE PRICE
         NAME/ADDRESS                          INVESTED          SHARES          SHARES       OF WARRANTS
         ------------                          --------          ------          ------       -----------
MPM BIOVENTURES II, LP
One Cambridge Center                        $   891,598.82        320,719         35,921      $     35.92
Cambridge, MA 02142

MPM BIOVENTURES II-QP, LP
One Cambridge Center                        $ 8,078,402.00      2,905,900        325,460      $    325.46
Cambridge, MA 02142

MPM BIOVENTURES GMBH & CO.
PARALLEL-BETEILIGUNGS KG                    $ 2,844,001.16      1,023,022        114,578      $    114.58
One Cambridge Center
Cambridge, MA 02142

MPM ASSET MANAGEMENT
INVESTORS 2000 B LLC                        $   185,998.68         66,906          7,494      $      7.49
One Cambridge Center
Cambridge, MA 02142

JOHN E. PARKEY
Tredegar Investments                        $    50,001.08         17,986          2,014      $      2.01
6501 Columbia Center
701 Fifth Avenue
Seattle, WA 98104

NEIL RUZIC
Little Stirrup Cay Research Ltd.            $    50,001.08         17,986          2,014      $      2.01
345 Each Lake Front Drive
Beverly Shores, IN 46301

ARCH VENTURE FUND III, L.P.
1000 Second Avenue, Suite 3700              $   999,999.36        359,712         40,287      $     40.29
Seattle, WA 98104-1053
Attn: Bob Nelsen

JIM ROBERTS
2540 Shoreland Drive South                  $    50,001.08         17,986          2,014      $      2.01
Seattle, WA 98144

                                                                                NUMBER OF
                                                AMOUNT          NUMBER OF        WARRANT     PURCHASE PRICE
         NAME/ADDRESS                          INVESTED          SHARES          SHARES       OF WARRANTS
         ------------                          --------          ------          ------       -----------
MARK GROUDINE
1142 20th Avenue East                       $    50,001.08         17,986          2,014      $      2.01
Seattle, WA 98112

DLJ CAPITAL CORP
3000 Sand Hill Road                                                                  725      $      0.73
Building Three, Suite 170
Menlo Park, CA 94025
Attn: Bob Curry

DLJ FIRST ESC L.P.
3000 Sand Hill Road                                                                3,625      $      3.63
Building Three, Suite 170
Menlo Park, CA 94025
Attn: Bob Curry

SPROUT CAPITAL VII, L.P.
3000 Sand Hill Road                                                               31,541      $     31.54
Building Three, Suite 170
Menlo Park, CA 94025
Attn: Bob Curry

THE SPROUT CEO FUND, L.P.
3000 Sand Hill Road                                                                  366      $      0.37
Building Three, Suite 170
Menlo Park, CA 94025
Attn: Bob Curry

ARCH VENTURE FUND III, L.P.
1000 Second Avenue, Suite 3700                                                   107,769      $    107.77
Seattle, WA 98104-1053
Attn: Bob Nelsen

ALTA CALIFORNIA PARTNERS, L.P.
One Embarcadero Center, Suite 4050                                                64,006      $     64.01
San Francisco, CA 94111
Attn: Jean Deleage

                                                                                NUMBER OF
                                                AMOUNT          NUMBER OF        WARRANT     PURCHASE PRICE
         NAME/ADDRESS                          INVESTED          SHARES          SHARES       OF WARRANTS
         ------------                          --------          ------          ------       -----------
ALTA EMBARCADERO PARTNERS, LLC
One Embarcadero Center, Suite 4050                                                 1,462      $      1.46
San Francisco, CA 94111
Attn: Jean Deleage

TGI FUND II, LC
6501 Columbia Center                                                              32,034      $     32.03
701 -- 5th Avenue
Seattle, WA 98104
Attn: Michael Beblo and Dave Maki

FALCON TECHNOLOGY PARTNERS, L.P.
600 Dorset Road                                                                   10,678      $     10.68
Devon, PA 19333
Attn: Jim Rathman

VULCAN VENTURES INC.
110 110th Avenue, NE, Suite 550                                                   80,575      $     80.58
Bellevue, WA 98004
Attn: Ruth B. Kunath

FLUKE CAPITAL MANAGEMENT, L.P.
11400 SE 6th Street, Suite 230                                                    10,071      $     10.07
Bellevue, WA 98004
Attn: Dennis Weston and Kevin Gabelein

TOM ALBERG
c/o Madrona Investment Group                                                      80,575      $     80.58
1000 2nd Avenue
Seattle, WA 98104

MGN OPPORTUNITY GROUP LLC
Matthew G. Norton Company                                                         40,287      $     40.29
The Norton Building
801 Second Avenue, Suite 1300
Seattle, WA 98104
Attn: Stephen Humphreys

                                                                                NUMBER OF
                                                AMOUNT          NUMBER OF        WARRANT     PURCHASE PRICE
         NAME/ADDRESS                          INVESTED          SHARES          SHARES       OF WARRANTS
         ------------                          --------          ------          ------       -----------
ARNOLD L. HOLM, JR.
Holm Construction Services                                                         4,032      $      4.03
310 3rd Avenue NE, Suite 103
Issaquah, WA 98027

HENRY JAMES
22420 North Dogwood Lane                                                          10,071      $     10.07
Woodway, WA 98020

OKI ENTERPRISES, LLC
c/o Scott Oki                                                                     40,287      $     40.29
10838 Main Street
Bellevue, WA 98004

VLG INVESTMENTS LLC
c/o Elias J. Blawie                                                                1,413             1.41
2800 Sand Hill Road
Menlo Park, CA 94025

VLG ASSOCIATES 2000
c/o Elias J. Blawie                                                                  198              .20
2800 Sand Hill Road
Menlo Park, CA 94025

SONYA F. ERICKSON
4750 Carillon Point                                                                  201      $       .20
Kirkland, WA 98033

TOTAL                                       $13,200,000.34      4,748,203      1,051,712      $   1051.71

                                    EXHIBIT B

                    SERIES A, SERIES B AND SERIES C INVESTORS

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
Alta California Partners, L.P.                                          Series A: 1,840,086
One Embarcadero Center                                                  Series B:   787,294
Suite 4050                                                              Series C:   949,635
San Francisco, CA  94111
Attn: Elaine Walker and Jean Deleage
Tel:  (415) 362-4022
Fax:  (415) 362-6178

Alta Embarcadero Partners, LLC                                          Series A:    54,651
One Embarcadero Center                                                  Series B:    17,987
Suite 4050                                                              Series C:    21,696
San Francisco, CA  94111
Attn: Elaine Walker and Jean Deleage
Tel:  (415) 362-4022
Fax:  (415) 362-6178

ARCH Venture Fund II, L.P.                                              Series A:   631,579
8735 West Higgins Road                                                  Series B:   363,636
Suite 235
Chicago, IL  60631
Attn:  Melanie Davis
Tel: (773) 380-6600
Fax: (773) 380-6606

1000 Second Avenue, Suite 3700
Seattle, WA  98104
Attn:  Bob Nelsen

CV Sofinnova Venture Partners III                                       Series A:   947,368
140 Geary Street, 10th Floor                                            Series B:   338,289
San Francisco, CA 94108                                                 Series C:    59,880
Attn.:  Michael Powell
Tel:  (415) 228-3387
Fax:  (415) 228-3390

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
DLJ Capital Corp.                                                       Series A:    52,632
3000 Sand Hill Road                                                     Series B:    10,909
Bldg. 3, Ste. 170                                                       Series C:    22,859
Menlo Park, CA  94025
Tel:  (650) 234-2700
Fax:  (650) 234-2779
Attn:  Bob Curry

DLJ First ESC L.P.                                                      Series A:   263,158
3000 Sand Hill Road                                                     Series B:    54,545
Bldg. 3, Ste. 170                                                       Series C:   114,294
Menlo Park, CA  94025
Tel:  (650) 234-2700
Fax:  (650) 234-2779
Attn:  Bob Curry

Sprout Capital VII, L.P.                                                Series A: 2,289,197
3000 Sand Hill Road                                                     Series B:   474,488
Bldg. 3, Ste. 170                                                       Series C:   994,235
Menlo Park, CA  94025
Tel:  (650) 234-2700
Fax:  (650) 234-2779
Attn:  Bob Curry

The Sprout CEO Fund, L.P.                                               Series A:    26,592
3000 Sand Hill Road                                                     Series B:     5,512
Bldg. 3, Ste. 170                                                       Series C:    11,549
Menlo Park, CA  94025
Tel:  (650) 234-2700
Fax:  (650) 234-2779
Attn:  Bob Curry

Ron Berenson, M.D.                                                      Series A:    57,895
PO Box 1598
Mercer Island, WA  98040
Tel:  (206) 232-1433
Fax:  (206) 236-1876

GC&H Investments                                                        Series A:    26,316
1 Maritime Plaza, 20th Fl.
San Francisco, CA 94111
Attn:  John L. Cordoza
Tel: (415) 693-2600

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
WS Investment Company                                                   Series A: 26,316
650 Page Mill Road
Palo Alto, CA  94304
Tel:  (650) 443-9300
Fax:  (650) 845-5000
Attn:  J. Casey McGlynn

Paul Etsekson                                                           Series A: 26,316
Fleet Pride
P.O. Box 80986
Seattle, WA 98108
Tel: (206) 654-8089
Fax:  (206) 343-1499

Gary P. Farber IRA Rollover                                             Series A: 26,316
Summit Partners
16102 S.E. Cougar Mountain Way
Bellevue, WA 98006
Tel: (206) 447-9020

Mrs. Thomas Georges, Jr.                                                Series A: 26,316
1814 S.W. Jackson Street
Portland, OR 97201
Tel: (503) 227-3898

Thomas Georges, Jr.                                                     Series A: 10,526
1814 S.W. Jackson Street
Portland, OR 97201
Tel: (503) 227-3898

Michael S. Rabson                                                       Series A:  2,632
c/o  Maxygen, Inc.
515 Galveston Drive
Redwood City, CA 94063

Benjamin Stern                                                          Series A: 26,316
528 Laidlaw Blvd
Winnipeg, Canada
R3POK9

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
SMS                                                                     Series B:    22,727
Bader Martin Ross & Smith, P.S.
1000 Second Avenue, 34th Floor
Seattle, WA  98104
Tel: (206) 621-1900
Fax: (206) 682-1874
Attn:  Walter R. Smith, CPA


ARCH Development Corporation
Walker 213                                                              Series A:   157,890
1101 East 58th Street
Chicago, IL  60637
Attn:  Terry Willey

ARCH Venture Fund III, L.P.                                             Series A:   157,890
8735 West Higgins Road                                                  Series B: 1,681,818
Suite 235                                                               Series C: 1,119,265
Chicago, IL  60631
Attn:  Melanie Davis
Tel: (773) 380-6600
Fax: (773) 380-6606

1000 Second Avenue, Suite 3700
Seattle, WA  98104-1053
Attn:  Bob Nelsen

Jeffrey Ledbetter                                                       Series A:   157,890
18798 Ridgefield Road N.W.
Shoreline, WA  98177

Marylin Parsons                                                         Series A:    52,630
306 NW 113th Place
Seattle, WA  98177

TGI Fund II, LC                                                         Series C: 1,796,410
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104
Attn:  Michael Beblo and Dave Maki

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
Vengott LC                                                              Series C: 179,641
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104
Attn:  Michael Beblo and Steven Johnson

Steven M. Johnson                                                       Series C:  32,934
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104

John E. Parkey                                                          Series C:  29,940
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104

Charles A. Blanchard                                                    Series C:  14,970
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104

Anthony P. Russo, Trustee                                               Series C:  14,970
Anthony P. Russo Separate Property Trust U/A 9/11/90
6501 Columbia Center
701-5th Avenue
Seattle, WA  98104

David J. Maki                                                           Series C:  14,970
Tredegar Investments
6300 Columbia Center
701 Fifth Avenue
Seattle, WA  98104-7092

R. Ray Cummings                                                         Series C:  11,976
Cummings Consulting
8695 NE Grizdale Lane
Bainbridge Island, WA  98110

Falcon Technology Partners, L.P.                                        Series C: 598,802
600 Dorset Road
Devon, PA  19333
Attn:  Jim Rathman

INVESTOR NAME AND ADDRESS                                               NUMBER OF SHARES
-------------------------                                               ----------------
Vulcan Ventures Inc.                                                    Series C: 598,802
110 110th Avenue NE, Suite 550
Bellevue, WA  98004
Attn:  Ruth B. Kunath

Fluke Capital Management, L.P.                                          Series C: 598,802
11400 SE  6th Street, Suite 230
Bellevue, WA  98004
Attn:  Dennis P. Weston & Kevin C. Gabelein

                                    EXHIBIT C

                           INITIAL SERIES D INVESTORS


                                                      NUMBER OF SERIES D
INVESTOR NAME AND ADDRESS                              PREFERRED SHARES
-------------------------                             ------------------
DLJ CAPITAL CORP                                             6,475
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

DLJ FIRST ESC L.P.                                          32,374
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

SPROUT CAPITAL VII, L.P.                                   281,622
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

THE SPROUT CEO FUND, L.P.                                    3,270
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

ARCH VENTURE FUND III, L.P.                                962,230
1000 Second Avenue, Suite 3700
Seattle, WA  98104-1053
Attn:  Bob Nelsen

ALTA CALIFORNIA PARTNERS, L.P.                             571,491
One Embarcadero Center, Suite 4050
San Francisco, CA  94111
Attn: Jean Deleage

ALTA EMBARCADERO PARTNERS, LLC                              13,056
One Embarcadero Center, Suite 4050
San Francisco, CA  94111
Attn: Jean Deleage

                                                      NUMBER OF SERIES D
INVESTOR NAME AND ADDRESS                              PREFERRED SHARES
-------------------------                             ------------------
TGI FUND II, LC                                            286,022
6501 Columbia Center
701 - 5th Avenue
Seattle, WA 98104
Attn: Michael Beblo and Dave Maki

FALCON TECHNOLOGY PARTNERS, L.P.                            95,341
600 Dorset Road
Devon, PA  19333
Attn: Jim Rathman

VULCAN VENTURES INC                                        719,424
110 110th Avenue, NE, Suite 550
Bellevue, WA  98004
Attn:  Ruth B. Kunath

FLUKE CAPITAL MANAGEMENT, L.P.                              89,928
11400 SE 6th Street, Suite 230
Bellevue, WA  98004
Attn:  Dennis Weston and Kevin Gabelein

TOM ALBERG                                                 719,424
c/o Madrona Investment Group
1000 2nd Avenue
Seattle, WA  98104

MGN OPPORTUNITY GROUP LLC                                  359,712
Matthew G. Norton Company
The Norton Building
801 Second Avenue, Suite 1300
Seattle, WA  98104
Attn:  Stephen Humphreys

ARNOLD L. HOLM, JR.                                         36,000
Holm Construction Services
310 3rd Avenue NE, Suite 103
Issaquah, WA  98027

HENRY JAMES                                                 89,928
22420 North Dogwood Lane
Woodway, WA  98020

                                                      NUMBER OF SERIES D
INVESTOR NAME AND ADDRESS                              PREFERRED SHARES
-------------------------                             ------------------
OKI ENTERPRISES, LLC                                       359,712
c/o Scott Oki
10838 Main Street
Bellevue, WA  98004

VLG INVESTMENTS LLC                                         12,619
c/o Elias J. Blawie
2800 Sand Hill Road
Menlo Park, CA 94025


VLG ASSOCIATES 2000                                          1,770
c/o Elias J. Blawie
2800 Sand Hill Road
Menlo Park, CA 94025

SONYA F. ERICKSON                                            1,799
4750 Carillon Point
Kirkland, WA 98033

                                    EXHIBIT D

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT E

                                FORM OF WARRANTS

                                    EXHIBIT F

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT



                                 (SEE TAB NO. 1)

                                    EXHIBIT G

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                 (SEE TAB NO. 2)

                                    EXHIBIT H

                          AMENDED AND RESTATED RIGHT OF
                       FIRST REFUSAL AND CO-SALE AGREEMENT


                                 (SEE TAB NO. 3)

                                    EXHIBIT I

                       LEGAL OPINION OF VENTURE LAW GROUP



                                (SEE TAB NO. 24)

                                    EXHIBIT J

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



                                (SEE TAB NO. 17)